UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2008

Tech Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada State or Other Jurisdiction of Incorporation)	000-52978 (Commission File Number)	72-15300097 (I.R.S. Employer Identification Number)

18031 Irvine Blvd., Suite 101
Tustin, CA 92780
(Address of principal executive offices) (zip code)

(714) 832-5386
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 6, 2008, the Company’s independent registered public accounting firm of Maddox Ungar Silberstein, PLLC resigned as the Company’s independent registered public accounting firm.

During the fiscal year ended December 31, 2007, and any subsequent period through November 13, 2008, there were no disagreements between the Company and Maddox Ungar Silberstein, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Maddox Ungar & Silberstein, PLLC, would have caused Maddox Ungar Silberstein, PLLC to make reference to the matter in its reports on the Company’s financial statements.

Maddox Ungar Silberstein, PLLC’s reports on the Company’s financial statements contained the following statement as to an uncertainty: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has limited working capital, has not yet received revenue from sales of products or services, and has not yet begun operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are described in Note 6. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. Maddox Ungar Silberstein, PLLC’s reports did not otherwise contain any adverse opinion or disclaimer of opinion, and were not modified as to any other uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2007 and through November 12, 2008, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

On November 6, 2008, the Maddox Ungar Silberstein, PLLC provided the Company with a letter of resignation which is filed as an Exhibit 99.1 to Item 4.01 on this Form 8-K, and the Company has received a letter from Maddox Ungar Silberstein, PLLC on November 13, 2008, filed as Exhibit 99.2, addressed to the Securities and Exchange Commission stating thatwhether Maddox Ungar Silberstein, PLLC agrees with the above statements herein regarding Maddox Ungar Silberstein, PLLC.

As of November 13, 2008, the Company has not engaged a new independent registered public accounting firm for the Company’s quarter ended September 30, 2008.

During the year ended December 31, 2007 and any subsequent period through November 13, 2008, the Company did not consult with any other accounting firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that either was the subject of a disagreement or was an event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1 Resignation of Maddox Ungar Silberstein, PLLC

99.2 Letter to the Securities and Exchange Commission from Maddox Ungar Silberstein, PLLC

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech Power, Inc.

November 13, 2008	By:	/s/ Matthew J. Marcus

Matthew J. Marcus
President, Chief Executive Officer